UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     March 21, 2006
                                                    -----------------

                            Premier Exhibitions, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Florida                 000-24452                  20-1424922
---------------------------  ---------------------      ------------------------
(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)


  3340 Peachtree Road, Suite 2250, Atlanta, Georgia              30326
-------------------------------------------------------          -----
       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (404) 842-2600
                                                   -------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement.

         Arnie Geller - President, Chief Executive Officer and Chairman of the Board. On March 21, 2006, Premier Exhibitions, Inc. (the "Company") entered into a Third Amendment (the "Third Amendment") to Mr. Geller's February 4, 2002 Employment Agreement with the Company. The Third Amendment terminates Section 1 of the Second Amendment to Mr. Geller's Employment Agreement in its entirety. All future executive compensation arrangements will be determined by a Compensation Committee of the Company's Board of Directors. The Company's Board of Directors expects to establish a Compensation Committee, to be comprised entirely of independent Directors, during its first quarter ending May 31, 2006. A copy of the Third Amendment is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

         (d)  The following exhibit is included with this report:

         Exhibit 99.1 Third Amendment to Employment  Agreement  between Premier
                      Exhibitions, Inc. and Arnie Geller.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Premier Exhibitions, Inc.


Date:  March 21, 2006        By:     /s/ Arnie Geller
                                    -----------------
                                     Arnie Geller
                                     President and Chief Executive Officer